SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  August 17, 1995

                      INVG Mortgage Securities Corp.
           -----------------------------------------------------
          (Exact name of Registrant as specified in its Charter)

     Maryland                     0-14447                    13-3397560
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(State or other                (Commission                (IRS Employer
 jurisdiction of                File Number)            Identification No.)
  incorporation)

         Meadow Wood Crown Plaza, 1575 Delucchi Lane, Suite 115-20
                           Reno, Nevada    89502
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           (Address of principal executive offices and Zip Code)


     Registrant's telephone number, including area code (702) 828-5405


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       (Former name or former address, if changed since last report)

This Form 8-K consists of 3 pages, the manually signed original of which is sequentially numbered. The exhibit is on Page 3.

Item 4.   Changes in Registrant's Certifying Accountant
          ---------------------------------------------

   (I) Our former accountant Deloitte & Touche, L.L.P., the independent accountants, resigned on August 17, 1995.

   (II) Deloitte & Touche, L.L.P.'s report on the financial-statements for either of the past two years contained no adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

   (III) During the two most recent fiscal years and any subsequent interim period preceding the resignation there were no disagreements with the former accountant on any matter of accounting principle or practice, financial statement disclosure, or auditing scope of procedure, which disagreement, if not resolved to the satisfaction of Deloitte & Touche, L.L.P. would have caused it to make reference to the subject matter of the disagreement in connection with its report.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (16.1) Letter from Deloitte & Touche L.L.P. regarding change in certifying accountant.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on-its behalf by the undersigned hereunto duly authorized.

                                   INVG Mortgage Securities Corp.
Date:  August 17, 1995              By:  /s/ Robert E. Greeley
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                                             Chairman